L10359XX000003404456900100940204

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$250,000.00	06-29-2018		9001		3404456	90541	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: ESCALON MEDICAL CORP.
435 DEVON PARK DRIVE, BUILDING 100
WAYNE, PA 19087

Lender: TD Bank, N.A.
2059 Springdale Road
Cherry Hill, NJ 08003

Principal Amount: $250,000.00 **Date of Note: June 29, 2018**

PROMISE TO PAY. **ESCALON MEDICAL CORP. ("Borrower") promises to pay to TD Bank, N.A. ("Lender"), or order, in lawful money of the United States of America, on demand, the principal amount of Two Hundred Fifty Thousand & 00/100 Dollars ($250,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.**

PAYMENT. Borrower will pay this loan in full immediately upon Lender's demand. Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 29, 2018, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied to first, any Lender expenses, including without limitation, unpaid collection costs; then to accrued unpaid interest; then to any outstanding fees, including without limitation late fees and annual fees; and then to principal.. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 5.000% per annum.** Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 0.740 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 5.740% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this Note be less than 5.000% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: TD Bank, N.A., Loan Servicing, 2059 Springdale Road Cherry Hill, NJ 08003.**

LATE CHARGE. If a regularly scheduled interest payment is 15 days or more late, Borrower will be charged **6.000% of the unpaid portion of the regularly scheduled payment.** If Lender demands payment of this loan, and Borrower does not pay the loan in full within 15 days after Lender's demand, Borrower also will be charged 6.000% of the unpaid portion of the sum of the unpaid principal plus accrued unpaid interest.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 18.000% per annum based on a year of 360 days ("Default Rate"). If judgment is entered in connection with this Note, interest will continue to accrue after the date of judgment at the Default Rate. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

LENDER'S RIGHTS. Upon Lender's demand, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of

the Commonwealth of Pennsylvania without regard to its conflicts of law provisions. This Note has been accepted by Lender in the Commonwealth of Pennsylvania.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: **RICHARD DEPIANO, PRESIDENT of ESCALON MEDICAL CORP. Each request for advance will be in an amount of $500.00 or more, except when the amount remaining to be borrowed under the Note shall be less than $500.00. Advances hereunder shall be made by means of a special personalized check, automatic deposit to the TD Bank, N.A. Checking Account designated on the credit application by the Borrower, or by using any other method acceptable to the Lender. Advances are made in the Lender's sole discretion.** Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

CREDIT INQUIRIES. Borrower hereby authorizes Lender to make or have made any credit, employment and investigative inquiries as Lender deems appropriate for the extension or continuance of credit or collection of amounts owing Lender. Lender may furnish information concerning Borrower's loan or credit file to credit reporting agencies and others who may properly receive that information. Borrower agrees to promptly provide Lender such financial data and information about Borrower as Lender may reasonably request.

BORROWER RIGHT OF SETOFF. Notwithstanding the foregoing, the Right of Setoff set forth above shall, to the extent permitted by law include the Lender's right to setoff against Borrower's right, title and interest in and to all deposits, money, securities and other property now or hereafter in the possession of or on deposit with any affiliates of Lender, which shall include without limitation, the Toronto-Dominion Bank and its wholly owned subsidiaries and affiliates. For purposes of Lender's right of setoff, the Borrower hereby grants to Lender a security interest in all Borrower's deposits, money securities and other property.

UNLAWFUL INTERNET GAMBLING. "Restricted transactions" as defined in the Unlawful Internet Gambling Enforcement Act of 2006 and Federal Reserve Regulation GG are prohibited from being processed through any account or relationship with the Lender. Restricted transactions include those in which credit, electronic fund transfers, checks, or drafts are knowingly accepted by gambling businesses in connection with the participation by others in unlawful Internet gambling. Borrower agrees to use its accounts and any loan proceeds only for lawful purposes. In the event Lender identifies a suspected restricted transaction, Lender may deny services to Borrower close Borrower's account and prohibit future advances. Notwithstanding the foregoing, in the event a restricted transaction is processed, Borrower will be liable for the transaction.

RENEWAL OF REVOLVING LINE OF CREDIT. This Promissory Note evidences a Revolving Line of Credit which will be reviewed annually and renewal will be at the sole and absolute discretion of the Bank.

TERM NOTE CONVERSION OPTION. At any time prior to the Bank demanding payment of this Note, the Bank may, at its option (the "Conversion Option") upon written notice to the Borrower, in its sole and unfettered discretion, terminate its obligation, if any, to make advances to the Borrower and convert this Note to a term note effective as of the next Scheduled Payment Date (the "Conversion Date") with up to 60 months (the "Number of Scheduled Payments") scheduled monthly installments of principal and interest commencing on the scheduled payment date in the month following the Conversion Date. The Number of Scheduled Payments shall be determined by the Bank in its sole and unfettered discretion. In the event the Bank shall exercise the Conversion Option, this Note will convert from a Demand Note to a Term Note and the maturity date of this Note shall be the last scheduled payment date (the "Maturity Date") calculated by the Bank, in its sole and unfettered discretion, based on the Number of Scheduled Payments, and all amounts outstanding respecting this Note shall be due and payable on the Maturity Date.

Commencing on the Conversion Date, notwithstanding anything to the contrary in this Note, the aggregate principal balance outstanding shall bear interest thereon at a fixed per annum rate equal to one percent (1%) above the interest rate in effect for this Note on the Conversion Date.

Notwithstanding anything to the contrary in this Note, the monthly installment due on each scheduled payment date commencing on the first scheduled payment date following the Conversion Date (except the last installment which shall be the unpaid balance) shall be calculated by the Bank in its sole and unfettered discretion based on the Number of Scheduled Payments, the interest rate, which shall remain as set forth above, and the outstanding principal balance on the Conversion Date. Upon any subsequent change in the applicable interest rate in accordance with this Note, each installment due and payable thereafter (except the last installment which shall be the unpaid balance) shall be recalculated (increased or reduced) to reflect the changed interest rate, the outstanding principal balance at such time and the remaining Number of Scheduled Payments in accordance with the Bank's calculation in the Bank's sole and unfettered discretion.

At any time prior to the Bank demanding payment of this Note, the Borrower may request that the Bank exercise the Conversion Option by sending a written request to 2059 Springdale Road, Cherry Hill, NJ 08003 or 17 New England Executive Park, Burlington, MA 01803. Lender reserves the right, in its sole discretion, to grant or deny such requests.

In the event the Bank shall exercise the Conversion Option and subsequent to the Conversion Date, at the option of the Bank, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant, or condition contained in this Note or in any of the Related Documents or to comply with or to perform any term, obligation covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower's creditors, or Borrowers files for bankruptcy, or an involuntary bankruptcy petition is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as t the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by the Note.

Change in Ownership. Any change in ownership interest in the Borrower of twenty-five percent (25%) or more.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps with Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

In the event the Lender exercises the Conversion Option, except to the extent modified in accordance with this section, all of the terms of this Promissory Note, the Business Loan Agreement and the other Loan documents, shall remain in full force and effect including without limitation to section above entitled "Interest After Default", "Lender's Rights", and "Attorney's Fees & Expenses".

Notwithstanding the inclusion of specific default provisions herein, prior to the Bank's exercise of the Conversion Option, this Note shall be due and payable ON DEMAND.

ERRORS AND OMISSIONS. The Borrower agrees to execute, re-execute, cause any Guarantor(s) or other third party(ies) involved in the loan transaction to execute and/or re-execute and to deliver to Bank or its legal counsel, as may be deemed appropriate, any document or instrument signed in connection with the Loan which was incorrectly drafted and/or signed, as well as any document or instrument which should have been signed at or prior to the closing of the Loan, but which was not so signed and delivered. Borrower agrees to comply with any written request by Bank within ten (10) days after receipt by Borrower of such request. Failure by Borrower to so comply shall, at the option of Bank, upon notice to Borrower, constitute an event of default under the Loan.

ADDITIONAL GENERAL PROVISION. Any terms used herein that are indicated by initial capitalization as defined terms if not defined herein are defined in the Business Loan Agreement.

LOAN FEES & COSTS. Borrower recognizes that Lender has incurred and will continue to incur certain costs and expenses in connection with establishing, maintaining, servicing, and administering the credit facility. To ensure that Lender is able to recover such costs and expenses, Borrower agrees that, notwithstanding any other provision of this Agreement, the Promissory Note, or the related documents, Lender shall be entitled to collect an annual fee in the amount of $1,250.00, which Borrower hereby promises and agrees to pay. In addition to such other fees as incurred by Lender from time to time.

POWER OF ATTORNEY CONFESSION OF JUDGMENT. BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT BORROWER'S REASONABLE EXPECTATION WITH RESPECT TO THE AUTHORIZATION GRANTED PURSUANT TO ANY WARRANT OF ATTORNEY OR POWER OF ATTORNEY HEREUNDER, IS THAT LENDER OR ITS ATTORNEY MAY CONFESS JUDGMENT AS SET FORTH HEREIN, SEEK TO FORECLOSE ON COLLATERAL AND TAKE ALL OTHER ACTIONS WITH RESPECT TO THE EXERCISE OF LENDER'S RIGHTS HEREUNDER. BORROWER HEREBY WAIVES ALL OTHER DUTIES OF LENDER THAT MAY ARISE UNDER 20 PA. C.S.A. §5601.3(b). BORROWER HEREBY REMISES, RELEASES, AND FOREVER DISCHARGES, AND WAIVES ALL CLAIMS, CAUSES OF ACTION AND ANY OTHER RIGHTS AGAINST, TD BANK, N.A. AND ITS PREDECESSORS, LEGAL REPRESENTATIVES, PAST AND PRESENT PARENT COMPANIES, SUBSIDIARIES, AGENTS, EMPLOYEES, SERVANTS, INSURERS, ATTORNEYS, OFFICERS, DIRECTORS, STOCKHOLDERS, AFFILIATES, AFFILIATE COUNTERPARTIES, SUCCESSORS IN INTEREST, AND ASSIGNS OF AND FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, FEES, AND COSTS, SUMS OF MONEY, RIGHTS, CAUSES OF ACTIONS, OBLIGATIONS AND LIABILITIES OF ANY KIND OR NATURE WHATSOEVER INCLUDING ATTORNEYS' FEES, ARISING UNDER OR RELATING TO ANY DUTIES OF AN AGENT UNDER 20 PA. C.S.A. §5601.3 OR OTHERWISE.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY'S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR

MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER'S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

ESCALON MEDICAL CORP.

By: ______________________________ (Seal)
RICHARD DEPIANO, PRESIDENT of ESCALON MEDICAL CORP.